UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) August 1, 2024

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Crexendo, Inc.
(Exact Name of Registrant as Specified in Its Charter)

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Nevada	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281

(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500

(Registrant’s Telephone Number, Including Area Code)

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2024, Anand Buch resigned as a director of Crexendo, Inc. (the “Company”) and withdrew his nomination to be reappointed to the Board of Directors of the Company (“Board”) at the upcoming annual meeting of stockholders. Mr. Buch has no disagreement with current members of management of the Company or the Board and will remain as the Company’s Chief Strategy Officer. Mr. Buch indicated that his resignation is based on his status as an “insider” and his current belief that the Board should be composed on independent directors and only the Chief Executive Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

99.1	Director resignation letter dated August 1, 2024, of Anand Buch.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2024

Crexendo, Inc.

/s/ Ronald Vincent
By:	Ronald Vincent
Chief Financial Officer

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